Future Abandonment Cost	3 Months Ended
Mar. 31, 2016
Asset Retirement Obligation Disclosure [Abstract]
Future Abandonment Cost
2.	FUTURE ABANDONMENT COST

Future abandonment costs are recognized as obligations associated with the retirement of tangible long-lived assets that result from the acquisition and development of the asset. We recognize the fair value of a liability for a retirement obligation in the period in which the liability is incurred. For natural gas and oil properties, this is the period in which the natural gas or oil well is acquired or drilled. The future abandonment cost is capitalized as part of the carrying amount of our natural gas and oil properties at its discounted fair value. The liability is then accreted each period until the liability is settled or the natural gas or oil well is sold, at which time the liability is reversed. If the fair value of a recorded future abandonment cost changes, a revision is recorded to both the asset retirement obligation and the asset retirement cost.

Accretion expense for each of the three-month periods ended March 31, 2016 and 2015 totaled approximately $0.9 million. These amounts are recorded as depreciation, depletion, amortization and accretion (“DD&A”) expense on our Consolidated Statements of Operations. We account for future abandonment costs that relate to wells that are drilled jointly based on our working interest in those wells.

($ in Thousands)	March 31, 2016
Beginning Balance at January 1, 2016	$45,074
Future Abandonment Obligation Incurred	402
Future Abandonment Obligation Settled	(361)
Future Abandonment Obligation Cancelled or Sold	(189)
Future Abandonment Obligation Revision of Estimated Obligation	—
Future Abandonment Obligation Accretion Expense	856

Total Future Abandonment Cost[1]	$45,782

1	Includes approximately $2.4 million of short-term future abandonment costs, which are classified as Accrued Liabilities on our Consolidated Balance Sheet.